UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549-1004
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 7, 2013
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GENERAL MOTORS COMPANY
(Exact Name of Company as Specified in its Charter)

001-34960 (Commission File Number)	DELAWARE (State or other jurisdiction of incorporation)	27-0756180 (I.R.S. Employer Identification No.)
300 Renaissance Center, Detroit, Michigan (Address of Principal Executive Offices)	48265-3000 (Zip Code)

(313) 556-5000
(Company's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
ITEM 9.01 Financial Statements and Exhibits
Signature

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At a meeting of the Board of Directors (the “Board”) of General Motors Company (the “Company”) on December 7, 2013, Daniel F. Akerson informed the Board that he was resigning from the Board and from his current position as Chairman and Chief Executive Officer effective January 15, 2014 (the “Effective Date”). Stephen J. Girsky, a Named Executive Officer of the Company, also informed the Board that he was resigning from his current position as Vice Chairman but will remain a member of the Board.

At the same meeting, the Board appointed Mary T. Barra to be Chief Executive Officer and Daniel Ammann to be President of the Company, both as of the Effective Date.

Ms. Barra, 51, is currently Executive Vice President, Global Product Development, Purchasing & Supply Chain, and was Senior Vice President, Global Product Development from February 2011 to June 2013. She served as Vice President, Global Human Resources from July 2009 to January 2011. Prior to that appointment, she had been Vice President, Global Manufacturing Engineering since February 2008. Ms. Barra has been a member of the board of directors of General Dynamics Corporation since 2011.

Mr. Ammann, 41, has been Executive Vice President and Chief Financial Officer since June 2013 and was Senior Vice President and Chief Financial Officer from April 2011 to June 2013. He served as Vice President, Finance, and Treasurer of the Company from April 2010 to April 2011. Before joining the Company in April 2010, he had been Managing Director and Head of Industrial Investment Banking for Morgan Stanley since 2004.

Neither Ms. Barra nor Mr. Ammann has any other reportable relationships with the Company or its affiliates.
Compensation for Ms. Barra and Mr. Ammann in their new positions has not been determined. The Company will report that information in a Current Report on Form 8-K when it is available.

At the same meeting, the Board elected Ms. Barra to be a director of the Company as of the Effective Date. She has not been named to any Committees of the Board.

On December 10, 2013, the Company issued a press release that provides further details. A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01    Financial Statements and Exhibits

EXHIBITS

Exhibit No.	Description	Method of Filing
99.1	Press Release Announcing Management Succession	Attached as Exhibit

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS COMPANY (Registrant)
/s/ THOMAS S. TIMKO
Date: December 12, 2013	By:	Thomas S. Timko Vice President, Controller and Chief Accounting Officer